TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Large-Cap Growth Fund

SUPPLEMENT NO. 3

dated December 10, 2021, to the Summary Prospectus dated March 1, 2021, as amended and restated September 10, 2021

SUPPLEMENT NO. 3

dated December 10, 2021, to the Statutory Prospectus dated March 1, 2021, as supplemented through September 10, 2021

At a special meeting held on December 7, 2021, the shareholders of the TIAA-CREF Large-Cap Growth Fund (the “Fund”) approved a proposal to change the Fund’s diversification status from diversified to non-diversified. This change is effective immediately and the Fund’s prospectus and statement of additional information will be updated, as outlined below, to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.

The following language has been added for the Fund to the end of the first paragraph in the sub-section entitled “Principal investment strategies” in the section entitled “Summary information” in the Fund’s Statutory Prospectus and Summary Prospectus:

The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk as compared to a fund that is classified as a diversified investment company.

The following risk has been added before the “Active Management Risk” in the section entitled “Principal investment risks” in the section entitled “Summary information” in the Fund’s Statutory Prospectus and Summary Prospectus:

•	Non-Diversification Risk—The Fund is considered to be non-diversified under the 1940 Act. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

The following risk has been added after “Mid-Cap Risk” in the sub-section entitled “Additional information on principal investment risks of the Funds” in the section entitled “Additional information about investment strategies and risks of the Funds” in the Fund’s Statutory Prospectus:

•	Non-Diversification Risk—The Large-Cap Growth Fund is considered to be non-diversified under the 1940 Act. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

A41136 (12/21)

TIAA-CREF Funds	Supplement

TIAA-CREF Funds

SUPPLEMENT NO. 2

dated December 10, 2021 to the Statement of Additional Information (“SAI”) dated March 1, 2021 and August 1, 2021, as supplemented through November 10, 2021

At a special meeting held on December 7, 2021, the shareholders of the TIAA-CREF Large-Cap Growth Fund (the “Fund”) approved a proposal to change the Fund’s diversification status from diversified to non-diversified. This change is effective immediately and the Fund’s prospectus and SAI will be updated, as outlined below, to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.

The following language has been updated in the SAI and will replace the first sentence in the third paragraph under the section entitled “Investment objectives, policies, restrictions and risks”:

Each Fund, other than the Large-Cap Growth Fund, is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below.

The following language has been added in the SAI as the fourth sentence in the third paragraph under the section entitled “Investment objectives, policies, restrictions and risks”:

Investment in a “non-diversified” fund, such as the Large-Cap Growth Fund, may involve greater risk than investment in a “diversified” fund because losses resulting from an investment in a single issuer may represent a larger portion of the total assets of a non-diversified fund.

The following language has been updated in the SAI and will replace the lead-in sentence for Restriction #8 under the sub-section entitled “Fundamental policies” in the section entitled “Investment objectives, policies, restrictions and risks”:

Restriction #8 is a fundamental policy of each Fund other than the Large-Cap Growth Fund:

A41134 (12/21)